Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended June 30, 2014	Adjustments	As adjusted Quarter Ended June 30, 2014	As reported Quarter Ended March 31, 2014	Adjustments	As adjusted Quarter Ended March 31, 2014	As reported Quarter Ended June 30, 2013	Adjustments	As adjusted Quarter Ended June 30, 2013

Net sales	$518.5		$518.5	$444.7		$444.7	$567.0		$567.0
Operating costs and expenses:
Cost of sales	461.5		461.5	388.4		388.4	418.0		418.0
Depreciation and amortization	24.9		24.9	25.6		25.6	20.6		20.6
Selling and administrative	35.9	(1.4)	34.5	40.9	(3.3)	37.6	35.0		35.0
Gain on sale or impairment of long-lived assets, net	(0.5)	0.5	—	—	—	—	(0.7)	0.7	—
Other operating credits and charges, net	0.6	(0.6)	—	—	—	—	5.4	(5.4)	—
Total operating costs and expenses	522.4		520.9	454.9		451.6	478.3		473.6
Income (loss) from operations	(3.9)		(2.4)	(10.2)		(6.9)	88.7		93.4
Non-operating income (expense):
Interest expense, net of capitalized interest	(7.4)		(7.4)	(7.7)		(7.7)	(9.8)		(9.8)
Investment income	1.7		1.7	1.8		1.8	3.1		3.1
Other non-operating items	3.8	(3.7)	0.1	(4.3)	5.8	1.5	32.3	(35.9)	(3.6)
Total non-operating income (expense)	(1.9)		(5.6)	(10.2)		(4.4)	25.6		(10.3)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(5.8)		(8.0)	(20.4)		(11.3)	114.3		83.1
Provision (benefit) for income taxes	(6.7)	6.7	—	(5.6)	5.6	—	24.3	(24.3)	—
"Normalized" tax rate @ 35%	—	(2.4)	(2.4)	—	(3.7)	(3.7)	—	31.5	31.5
Equity in income of unconsolidated affiliates	(1.2)		(1.2)	(0.6)	—	(0.6)	(4.1)	(2.7)	(6.8)
Income (loss) from continuing operations	2.1		(4.4)	(14.2)		(7.0)	94.1		58.4
Income from discontinued operations before taxes	—		—	—		—	0.2		0.2
Provision for income taxes	—		—	—		—	—		—
Income from discontinued operations	—		—	—		—	0.2		0.2
Net income (loss)	$2.1		$(4.4)	(14.2)		$(7.0)	$94.3		$58.6
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.01		$(0.03)	$(0.10)		$(0.05)	$0.67		$0.42
Income from discontinued operations	—		—	—		—	0.01		—
Net income (loss) per share	$0.01		$(0.03)	$(0.10)		$(0.05)	$0.68		$0.42
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.01		$(0.03)	$(0.10)		$(0.05)	$0.65		$0.41
Income from discontinued operations	—		—	—		—	—		—
Net income (loss) per share	$0.01		$(0.03)	$(0.10)		$(0.05)	$0.65		$0.41

Average shares of stock outstanding - basic	140.8		140.8	140.8		140.8	139.1		139.1
Average shares of stock outstanding - diluted	144.0		140.8	140.8		140.8	144.1		144.1

	As reported Six Months Ended June 30, 2014	Adjustments	As adjusted Six Months Ended June 30, 2014	As reported Six Months Ended June 30, 2013	Adjustments	As adjusted Six Months Ended June 30, 2013

Net sales	$963.2		$963.2	$1,098.1		$1,098.1
Operating costs and expenses:			—
Cost of sales	849.9		849.9	805.2		805.2
Depreciation and amortization	50.5		50.5	39.2		39.2
Selling and administrative	76.8	(4.7)	72.1	70.2	—	70.2
Gain on sale or impairment of long-lived assets, net	(0.5)	0.5	—	(0.7)	0.7	—
Other operating credits and charges, net	0.6	(0.6)	—	7.0	(7.0)	—
Total operating costs and expenses	977.3		972.5	920.9		914.6
Income (loss) from operations	(14.1)		(9.3)	177.2		183.5
Non-operating income (expense):
Interest expense, net of capitalized interest	(15.1)		(15.1)	(20.4)		(20.4)
Investment income	3.5		3.5	6.6		6.6
Other non-operating items	(0.5)	2.1	1.6	31.6	(35.9)	(4.3)
Total non-operating income (expense)	(12.1)		(10.0)	17.8		(18.1)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(26.2)		(19.3)	195.0		165.4
Provision (benefit) for income taxes	(12.3)	12.3	—	47.2	(47.2)	—
"Normalized" tax rate @ 35%	—	(6.1)	(6.1)	—	62.8	62.8
Equity in income of unconsolidated affiliates	(1.8)		(1.8)	(11.3)	(2.7)	(14.0)
Income (loss) from continuing operations	(12.1)		(11.4)	159.1		116.6
Income from discontinued operations before taxes	—		—	0.5		0.5
Provision for income taxes	—		—	0.2		0.2
Income from discontinued operations	—		—	0.3		0.3
Net income (loss)	$(12.1)		$(11.4)	159.4		$116.9
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$(0.09)		$(0.08)	$1.14		$0.83
Income from discontinued operations	—		—	0.01		0.01
Net income (loss) per share	$(0.09)		$(0.08)	$1.15		$0.84
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$(0.09)		$(0.08)	$1.10		$0.81
Income from discontinued operations	—		—	—		—
Net income (loss) per share	$(0.09)		$(0.08)	$1.10		$0.81

Average shares of stock outstanding - basic	140.8		140.8	138.8		138.8
Average shares of stock outstanding - diluted	140.8		140.8	144.3		144.3